SECOND AMENDMENT TO PROGRAM MANAGEMENT AGREEMENT
THIS SECOND AMENDMENT TO PROGRAM MANAGEMENT AGREEMENT (this “Second Amendment”), dated as of October 20, 2023, is made by and between Emerald Financial Services, LLC, a Delaware limited liability company (“EFS”), and Pathward, N.A. (f/k/a MetaBank, N.A.), a national bank (“Pathward”).
RECITALS
A.The Parties entered into a Program Management Agreement on August 5, 2020 (the “Original PMA”), in which the Parties agreed that EFS would serve as Pathward’s program manager for the Program.
B.The Parties entered into a First Amendment of the Original PMA on December 20, 2021 (the “First Amendment”, the Original PMA as amended by the First Amendment, the “First Amended PMA”);
C.The Parties desire to amend the First Amended PMA in the manner set forth in this Second Amendment (the First Amended PMA, as amended by this Second Amendment, is referred to herein as the “PMA”).
AGREEMENT
ACCORDINGLY, in consideration of the mutual covenants and agreements of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.Definitions. Capitalized terms not otherwise defined in this Second Amendment will have the meanings set forth in the First Amended PMA. In addition, Section 1.1 of the First Amended PMA is amended by inserting the following new defined terms in alphabetical order:
“Financial Products” has the meaning set forth in Section 2(a) (Other Definitions) of this Second Amendment.
“First Amended PMA” has the meaning set forth in the Recitals of this Second Amendment.
“First Amendment” has the meaning set forth in the Recitals of this Second Amendment.
“Second Amendment Effective Date” means the date set forth in the Preamble of this Second Amendment.
“Monthly Product Statement” has the meaning set forth in Section 4(c) (Monthly Product Statements) of this Second Amendment.
“Original PMA” has the meaning set forth in the Recitals of this Second Amendment.
“Emerald Advance Loan Participation Agreement” means the Emerald Advance Loan Participation Agreement described in Section 3 (New Program Contract) of this Second Amendment.

“PMA” has the meaning set forth in the Recitals of this Second Amendment.

“Product Schedules” has the meaning set forth in Section 2(b) (Other Definitions) of this Second Amendment.
2.Other Definitions. Section 1.1 of the First Amended PMA is hereby amended by:
(a)     deleting the prior definition of “Financial Products” and inserting the following definition:
“Financial Products” means the Prepaid Products, Refund Transfer, Emerald Advance, Emerald Savings Account, Refund Advance, Spruce Accounts, Emerald Advance Loan, and any New Product, in each case offered by Pathward and distributed by EFS pursuant to the Agreement.
(b)deleting the prior definition of “Product Schedules” and inserting the following definition:
“Product Schedules” means the product schedules set forth in Schedule A (Prepaid Products Product Schedule), Schedule B (Refund Transfer Product Schedule), Schedule C (Emerald Advance Product Schedule), Schedule D (Emerald Savings Product Schedule), Schedule E (Refund Advance Product Schedule), Schedule F (Legacy Credit Card Product Schedule), Schedule G (Spruce Accounts Product Schedule), and Schedule J (Emerald Advance Loan Product Schedule), and any product schedule executed by the Parties for any New Product.
3.New Program Contract. Contemporaneous with the execution of this Second Amendment, EFS and Pathward will execute and deliver, or cause their Affiliates to execute and deliver, the Emerald Advance Loan Participation Agreement, which will become a Program Contract and will be attached as Exhibit H to the PMA.
4.Program Economics; Expenses; Monthly Product Statements. Sections 2.3(a) and (c) of the First Amended PMA is hereby amended as follows:
    Section 2.3    Program Economics; Expenses; Monthly Product Statements.
(a)Program Economics. The economics of the Program and the fees payable to each Party will be as set forth in the Product Schedules, Schedule H (Deposit Compensation), Schedule I (Early ACH Access), the RA Payment Agreement, the Participation Agreement, the Credit Card Participation Agreement, and the Emerald Advance Loan Participation Agreement.
(b)Monthly Product Statements. No later than the third (3rd) day of each calendar month (if a Business Day, or if not, the next Business Day), EFS will provide to Pathward one or more product compensation statements (each a “Monthly Product Statement”) setting forth the total amounts for the prior calendar month owed to or by EFS or Pathward with line item specificity in regards to Prepaid Products, Emerald Advances, Refund Transfers, Spruce Accounts, and Emerald Advance Loans, as set forth in the Product Schedules, and the Early Access feature, as set forth in Schedule I (Early ACH Access), any payments under Schedule H (Deposit Compensation), Rebranding Costs and Same Day ACH Costs. The amounts due and owing by either Party will be paid to the other Party in the manner mutually agreed upon no later than three (3) Business Days following Pathward’s receipt of the Monthly Product Statement(s), except as may be otherwise described herein or otherwise mutually agreed upon by the Parties. The Parties agree that the Monthly Product Statements are only intended to cover the fees payable and due to each Party under the Product Schedules, the Rebranding Costs and Same Day ACH Costs, Schedule H (Deposit Compensation), and Schedule I (Early ACH Access), and are

not intended to cover any payments or settlements under the Participation Agreement, the RA Payment Agreement, the Credit Card Participation Agreement, or the Emerald Advance Loan Participation Agreement.
5.Purchase Price Amendment for Certain Financial Products. The First Amended PMA is hereby amended by deleting the existing Section 14.3(a)(ii) and inserting the following new Section 14.3(a)(ii):
(ii)    the Emerald Advances will be valued at fair value (as described in the Participation Agreement) and the Emerald Advance Loans will be valued at fair value (as described in the Emerald Advance Loan Participation Agreement); provided, that for the avoidance of doubt, if Pathward has not retained any economic interest in such Emerald Advances or Emerald Advance Loans (e.g., because Participant has purchased a 100% participation interest), the fair value will be zero dollars ($0);
6.Schedule 3.1. Schedule 3.1 (Duties and Responsibilities of the Parties) is amended and restated as set forth in the revised Schedule 3.1 attached hereto.
7.Schedule 6.2. Schedule 6.2 (Material Third-Party Service Providers) is amended as set forth in the revised Schedule 6.2 attached hereto.
8.Prepaid Products Product Schedule. Schedule A (Prepaid Products Product Schedule) is amended as set forth in the revised Schedule A attached hereto.
9.Deposit Compensation. Schedule H (Deposits Compensation) is amended as set forth in the revised Schedule H attached hereto.
10.Emerald Advance Loan. The First Amended PMA is hereby amended by inserting the new Schedule J (Emerald Advance Loan Product Schedule), which is attached hereto.
11.Amendment of First Amended PMA. The terms and provisions set forth in this Second Amendment will modify and supersede the Sections specifically identified herein as well as all inconsistent terms and provisions set forth in the First Amended PMA. The table of contents of the First Amended PMA, and all cross references to Sections of the First Amended PMA amended or deleted by this Second Amendment, are amended accordingly. All references in the First Amended PMA or this Second Amendment to the “Agreement” will be deemed to refer to the PMA. Except as amended by this Second Amendment, all other terms and conditions of the First Amended PMA are hereby ratified and will remain in full force and effect.
12.Interpretation. Each Party acknowledges that its legal counsel participated in the drafting of this Second Amendment, and that this Second Amendment has been fully reviewed and negotiated by the Parties and their respective counsel. Accordingly, in interpreting this Second Amendment, no weight will be placed upon which Party or its counsel drafted the provision being interpreted.
13.Governing Law. This Second Amendment and all rights and obligations hereunder, including matters of construction, validity and performance, will be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

14.Counterparts. This Second Amendment may be executed in one or more counterparts (including by electronic transmission), each of which will be deemed to be an original copy of this Second Amendment and all of which, when taken together, will be deemed to constitute one and the same Second Amendment.

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IN WITNESS WHEREOF, the Parties have duly executed this Second Amendment as of the date first written above.

EMERALD FINANCIAL SERVICES, LLC
By:/s/ Jim Koger
Name: Jim Koger
Title: President
PATHWARD, N.A.
By:/s/ Anthony Sharett
Name: Anthony Sharett
Title: President